EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



The Board of Directors
Paradigm Advanced Technologies, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                                     /s/ Bromberg & Associate
                                                     ------------------------
                                                     Bromberg & Associate



Downsview, Ontario
February 3, 1997

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